Exhibit 10.22

关于规范并减少关联交易的承诺函

Letter of Commitment on Standardizing and Reducing the Related Transactions

鉴于北京通美晶体技术股份有限公司（以下简称“发行人”）拟申请首次公开发行股票并在科创板上市，本企业作为发行人的控股股东，为保证发行人业务的持续发展、规范关联交易行为，特此承诺如下：

In view that Beijing Tongmei Xtal Technology Co., Ltd. (hereinafter referred to as “the Issuer”) plans to apply for an IPO (initial public offering) and be listed on the Science and Technology Innovation Board, and in order to guarantee the continuous development of the Issuer’s business and standardize the related transaction acts, our enterprise, as the Issuer’s controlling shareholder, hereby undertakes as follows:

1、在不对发行人及其他股东的利益构成不利影响的前提下，本企业将采取措施规范并尽量减少与发行人发生关联交易。

1. In the premise of not constituting the adverse impact on the benefits of the Issuer and other shareholders, our enterprise will take measures to standardize and minimize the related transactions with the Issuer.

2、对于正常经营范围内或存在其他合理原因确需发生或无法避免的关联交易，本企业及本企业控制的其他企业将与发行人依法签订交易协议，并按照有关法律、行政法规、部门规章、规范性文件和届时有效的《北京通美晶体技术股份有限公司章程》的规定履行批准程序，并保证该等关联交易均将基于公允定价的原则实施。

2. For the indeed necessary or inevitable related transactions within the scope of normal operation or for other reasonable reasons, our enterprise and other enterprises controlled by our enterprise will sign the transaction agreements with the Issuer according to law and perform the approval procedure according to the relevant laws, administrative regulations, departmental rules, normative documents and effective Articles of Association of Beijing Tongmei Xtal Technology Co., Ltd. at that time, and shall guarantee that such related transactions shall be implemented based on the principle of fair pricing.

3、本企业将严格按照相关规定履行必要的关联方回避表决等义务，履行批准关联交易的法定审批程序和信息披露义务。

3. Our enterprise will perform necessary obligations such as vote avoidance by related parties strictly according to the relevant stipulations, and perform the legal examination and approval procedure for related transactions and information disclosure obligation.

4、保证不利用关联交易非法转移发行人的资金、利润或从事其他损害发行人及其他股东、债权人利益的行为。

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Exhibit 10.22

4. Our enterprise guarantees not to utilize the related transactions to illegally transfer the Issuer’s capitals, profits or be engaged in other acts damaging the benefits of other shareholders and creditors.

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Exhibit 10.22

（本页无正文，为《关于规范并减少关联交易的承诺函》的签署页）

(Without text, this page is a signing page of Letter of Commitment on Standardizing and Reducing the Related Transactions)

AXT, Inc. （盖章） (Sealed) 签署： Signed by: 姓名：MORRIS SHEN-SHIH YOUNG Name: MORRIS SHEN-SHIH YOUNG 职务：授权代表 Title: authorized representative 日期：年月日 Date: MM/DD/YY

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